UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 22, 2016

SUGAR CREEK FINANCIAL CORP.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55170	38-3920636
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

28 West Broadway, Trenton, Illinois	62293
(Address of Principal Executive Offices)	(Zip Code)

(618) 224-9228
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On November 22, 2016, Sugar Creek Financial Corp. (the “Company”) completed its previously reported authorization to repurchase up to $1,100,000 worth of its outstanding shares of common stock.  The Company repurchased 93,025 shares at a weighted average price of $11.78 per share.  The shares were repurchased in open market transactions.  As a result of the repurchases, the Company has 856,220 shares of common stock outstanding as of the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUGAR CREEK FINANCIAL CORP.

Date: November 22, 2016	By: /s/ Robert J. Stroh, Jr.___________
Robert J. Stroh, Jr.
Chairman, Chief Executive Officer and Chief Financial Officer